SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2003

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27756	13-3648318
(Commission File Number)	(IRS Employer Identification No.)

352 Knotter Drive

Cheshire, CT 06410

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (203) 272-2596

None

(Former Name or Former Address, if Changed Since Last Report.)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1.    Press Release of Alexion Pharmaceuticals, Inc. (the “Company”) issued on June 6, 2003 relating to its third quarter earnings.

ITEM 9.    REGULATION FD DISCLOSURE.

The following information is furnished under “Item 12. Results of Operations and Financial Condition,” in accordance with SEC Release No. 34-47583.

On June 6, 2003, the Company announced its results of operations for the third fiscal quarter and the nine months ended April 30, 2003. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexion Pharmaceuticals, Inc.

By:	/s/ LEONARD BELL, M.D.
Leonard Bell, M.D. Chief Executive Officer, Secretary and Treasurer

Dated: June 10, 2003